Note 4(b) - Vessels, Net	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
4.b	Vessels, net:

The balances in the accompanying unaudited interim condensed consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2020	146,345	(10,053)	136,292
— Transferred from advances for vessels under construction	126,646	-	126,646
— Impairment	(6,644)	5,484	(1,160)
— Transferred to Vessels held for sale	(25,887)	-	(25,887)
— Depreciation	-	(3,339)	(3,339)
Balance, June 30, 2021	240,460	(7,908)	232,552

The Company's vessel’s titles have been transferred to their respective financing banks under each respective vessel’s sale and leaseback agreement as a security, in the case of vessels sold and leased back and in the case of vessels financed via bank loans the respective vessels have been mortgaged as security under each loan facility.